UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 5, 2020, Trevena, Inc. (the “Company”) issued a press release announcing an updated and extended cash runway, with a preliminarily estimate of cash, cash equivalents, and marketable securities of approximately $35.8 million as of December 31, 2019, which the Company believes will be sufficient to fund the Company’s operating expenses, debt service, and capital expenditure requirements into the first quarter of 2021.

The information above related to the Company's expected operating results for the year ended and as of December 31, 2019, including revenue and cash, cash equivalents and marketable securities, is preliminary, has not been audited and is subject to change upon completion of the audit of the Company's financial statements as of and for the year ended December 31, 2019. A copy of the press release is furnished hereto as Exhibit 99.1.

The information under this caption and contained in the press release attached hereto as Exhibit 99.1 is furnished by the Company in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date of this Current Report on Form 8-K, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

In connection with its press release dated March 5, 2020, the Company announced that the U.S. Food and Drug Administration (FDA) has acknowledged receipt of the resubmitted New Drug Application (NDA) for IV oliceridine, the Company’s lead investigational asset for the management of moderate-to-severe acute pain.

In the acknowledgement letter, FDA stated that the Company’s filing is a complete, Class 2 response to the FDA’s action letter dated November 2, 2018. A Prescription Drug User Fee Act (PDUFA) goal date has been set for August 7, 2020. A copy of the press release is furnished hereto as Exhibit 99.1.

The information under this caption and contained in the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act whether made before or after the date of this Current Report on Form 8-K, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
99.1	Press Release dated March 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: March 5, 2020	By:	/s/ Barry Shin
Barry Shin
Senior Vice President & Chief Financial Officer